Verisign Reports Second Quarter 2018 Results

RESTON, VA - July 26, 2018 - VeriSign, Inc. (NASDAQ: VRSN), a global leader in domain names and internet security, today reported financial results for the second quarter of 2018.

Second Quarter GAAP Financial Results
VeriSign, Inc. and subsidiaries (“Verisign”) reported revenue of $302 million for the second quarter of 2018, up 4.8% percent from the same quarter in 2017. Verisign reported net income of $128 million and diluted earnings per share (diluted “EPS”) of $1.04 for the second quarter of 2018, compared to net income of $123 million and diluted EPS of $0.99 for the same quarter in 2017. The operating margin was 63.8 percent for the second quarter of 2018 compared to 60.6 percent for the same quarter in 2017.

Second Quarter Non-GAAP Financial Results
Verisign reported, on a non-GAAP basis, net income of $145 million and diluted EPS of $1.18 for the second quarter of 2018, compared to net income of $130 million and diluted EPS of $1.05 for the same quarter in 2017. The non-GAAP operating margin was 68.2 percent for the second quarter of 2018 compared to 65.3 percent for the same quarter in 2017. A table reconciling the GAAP to the non-GAAP results (which excludes items described below) is appended to this release.

“Focus and disciplined execution have produced another solid quarter,” said Jim Bidzos, Executive Chairman, President and Chief Executive Officer.

Financial Highlights

•
On May 1, 2018, Verisign settled the conversion/redemption of all of its outstanding subordinated convertible debentures by payment of $1.25 billion in cash and the issuance of 26.1 million shares of Verisign’s common stock.

•	Verisign ended the second quarter with cash, cash equivalents and marketable securities of $1.17 billion, a decrease of $1.24 billion from year-end 2017.

•	Cash flow from operating activities was $202 million for the second quarter of 2018, compared with $181 million for the same quarter in 2017.

•	Deferred revenues on June 30, 2018, totaled $1.03 billion, an increase of $27 million from year-end 2017.

•
During the second quarter, Verisign repurchased 1.0 million shares of its common stock for $125 million. At June 30, 2018, $813 million remained available and authorized under the current share repurchase program which has no expiration.

Business Highlights

•
Verisign ended the second quarter with 149.7 million .com and .net domain name registrations in the domain name base, a 3.7 percent increase from the end of the second quarter of 2017, and a net increase of 1.39 million during the second quarter of 2018.

•	In the second quarter, Verisign processed 9.6 million new domain name registrations for .com and .net, compared to 9.2 million for the same quarter in 2017.

•
The final .com and .net renewal rate for the first quarter of 2018 was 75.3 percent compared with 72.5 percent for the same quarter in 2017. Renewal rates are not fully measurable until 45 days after the end of the quarter.

Non-GAAP Financial Measures and Adjusted EBITDA
Verisign provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). Along with this information, management typically discloses and discusses certain non-GAAP financial information in quarterly earnings releases, on investor conference calls and during investor conferences and related events. This non-GAAP financial information does not include the following types of financial measures that are included in GAAP: stock-based compensation, unrealized gain/loss on the contingent interest derivative on the subordinated convertible debentures, non-cash interest expense, and loss on debt extinguishment. Non-GAAP net income is decreased by amounts accrued for contingent interest payable through August 15, 2017, related to the subordinated convertible debentures, and is adjusted for an income tax rate of 22 percent starting from the first quarter of 2018, 25 percent for the second through the fourth quarters of 2017, and 26 percent for the first quarter of 2017, all of which differ from the GAAP income tax rate.
On a quarterly basis, Verisign also provides Adjusted EBITDA. Adjusted EBITDA is a non-GAAP financial measure and is calculated in accordance with the terms of the indentures governing Verisign’s senior notes. Adjusted EBITDA refers to net income before interest, taxes, depreciation and amortization, stock-based compensation, unrealized gain / loss on the contingent interest derivative on the subordinated convertible debentures, unrealized gain / loss on hedging agreements, gain on the sale of a business, and loss on debt extinguishment.
Management believes that this non-GAAP financial data supplements the GAAP financial data by providing investors with additional information that allows them to have a clearer picture of Verisign’s operations and financial performance and the comparability of Verisign’s operating results from period to period. The presentation of this additional information is not meant to be considered in isolation nor as a substitute for results prepared in accordance with GAAP.

The tables appended to this release include a reconciliation of the non-GAAP financial information to the comparable financial information reported in accordance with GAAP for the given periods.

Today’s Conference Call
Verisign will host a live conference call today at 4:30 p.m. (EDT) to review the second quarter 2018 results. The call will be accessible by direct dial at (888) 676-VRSN (U.S.) or (323) 701-0225 (international), conference ID: Verisign. A listen-only live web cast of the conference call and accompanying slide presentation will also be available at https://investor.verisign.com. An audio archive of the call will be available at https://investor.verisign.com/events.cfm. This news release and the financial information discussed on today’s conference call are available at https://investor.verisign.com.

About Verisign
Verisign, a global leader in domain names and internet security, enables internet navigation for many of the world’s most recognized domain names and provides protection for websites and enterprises around the world. Verisign ensures the security, stability and resiliency of key internet infrastructure and services, including the .com and .net domains and two of the internet’s root servers, as well as performs the root zone maintainer function for the core of the internet’s Domain Name System (DNS). Verisign’s Security Services include Distributed Denial of Service Protection and Managed DNS. To learn more about what it means to be Powered by Verisign, please visit Verisign.com.

VRSNF

Statements in this announcement other than historical data and information constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 as amended and Section 21E of the Securities Exchange Act of 1934 as amended. These statements involve risks and uncertainties that could cause our actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, whether the U.S. Department of Commerce will approve any exercise by us of our right to increase the price per .com domain name, under certain circumstances, the uncertainty of whether we will be able to demonstrate to the U.S. Department of Commerce that market conditions warrant removal of the pricing restrictions on .com domain names and the uncertainty of whether we will experience other negative changes to our pricing terms; the failure to renew key agreements on similar terms, or at all; new or existing governmental laws and regulations in the U.S. or other applicable foreign jurisdictions; system interruptions, security breaches, attacks on the internet by hackers, viruses, or intentional acts of vandalism; the uncertainty of the impact of changes to the multi-stakeholder model of internet governance; changes in internet practices and behavior and the adoption of substitute technologies; the success or failure of the evolution of our markets; the operational and other risks from the introduction of new gTLDs by ICANN and our provision of back-end registry services; the highly competitive business environment in which we operate; whether we can maintain strong relationships with registrars and their resellers to maintain their marketing focus on our products and services; challenging global economic conditions; economic, legal and political risk associated with our international operations; our ability to protect and enforce our rights to our intellectual property and ensure that we do not infringe on others’ intellectual property; the outcome of legal or other challenges resulting from our activities or the activities of registrars or registrants, or litigation generally; the impact of our new strategic initiatives, including our IDN gTLDs; whether we can retain and motivate our senior management and key employees; and the impact of unfavorable tax rules and regulations. More information about potential factors that could affect our business and financial results is included in our filings with the

SEC, including in our Annual Report on Form 10-K for the year ended Dec. 31, 2017, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Verisign undertakes no obligation to update any of the forward-looking statements after the date of this announcement.

Contacts
Investor Relations: David Atchley, datchley@verisign.com, 703-948-4643
Media Relations: Don Chapman, dchapman@verisign.com, 703-948-4481

©2018 VeriSign, Inc. All rights reserved. VERISIGN, the VERISIGN logo, and other trademarks, service marks, and designs are registered or unregistered trademarks of VeriSign, Inc. and its subsidiaries in the United States and in foreign countries. All other trademarks are property of their respective owners.

VERISIGN, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(In thousands, except par value)
(Unaudited)

	June 30, 2018	December 31, 2017
ASSETS
Current assets:
Cash and cash equivalents	$256,396	$465,851
Marketable securities	914,879	1,948,900
Other current assets	57,640	31,402
Total current assets	1,228,915	2,446,153
Property and equipment, net	256,064	263,513
Goodwill	52,527	52,527
Deferred tax assets	201,900	15,392
Deposits to acquire intangible assets	145,000	145,000
Other long-term assets	27,179	18,603
Total long-term assets	682,670	495,035
Total assets	$1,911,585	$2,941,188
LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable and accrued liabilities	$183,521	$219,603
Deferred revenues	737,706	713,309
Subordinated convertible debentures	—	627,616
Total current liabilities	921,227	1,560,528
Long-term deferred revenues	288,996	286,097
Senior notes	1,783,788	1,782,529
Deferred tax liabilities	—	444,108
Other long-term tax liabilities	298,563	128,197
Total long-term liabilities	2,371,347	2,640,931
Total liabilities	3,292,574	4,201,459
Commitments and contingencies
Stockholders’ deficit:
Preferred stock—par value $.001 per share; Authorized shares: 5,000; Issued and outstanding shares: none	—	—
Common stock—par value $.001 per share; Authorized shares: 1,000,000; Issued shares: 352,120 at June 30, 2018 and 325,218 at December 31, 2017; Outstanding shares: 122,189 at June 30, 2018 and 97,591 at December 31, 2017	352	325
Additional paid-in capital	16,031,004	16,437,135
Accumulated deficit	(17,409,664)	(17,694,790)
Accumulated other comprehensive loss	(2,681)	(2,941)
Total stockholders’ deficit	(1,380,989)	(1,260,271)
Total liabilities and stockholders’ deficit	$1,911,585	$2,941,188

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Revenues	$302,452	$288,552	$601,740	$577,166
Costs and expenses:
Cost of revenues	47,365	47,644	95,517	98,313
Sales and marketing	16,569	19,474	33,844	37,796
Research and development	13,755	13,510	29,130	26,854
General and administrative	31,753	32,964	64,820	63,972
Total costs and expenses	109,442	113,592	223,311	226,935
Operating income	193,010	174,960	378,429	350,231
Interest expense	(28,792)	(29,090)	(69,580)	(58,113)
Non-operating income, net	660	14,002	8,464	15,303
Income before income taxes	164,878	159,872	317,313	307,421
Income tax expense	(36,527)	(36,772)	(54,699)	(67,909)
Net income	128,351	123,100	262,614	239,512
Other comprehensive income	17	217	260	563
Comprehensive income	$128,368	$123,317	$262,874	$240,075

Earnings per share:
Basic	$1.13	$1.22	$2.49	$2.35
Diluted	$1.04	$0.99	$2.13	$1.93
Shares used to compute earnings per share
Basic	113,936	101,060	105,639	101,759
Diluted	123,200	123,980	123,399	124,218

VERISIGN, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In thousands)
(Unaudited)

	Six Months Ended June 30,
	2018	2017
Cash flows from operating activities:
Net income	$262,614	$239,512
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation of property and equipment	24,195	25,172
Stock-based compensation	26,276	25,938
Loss on debt extinguishment	6,554	—
Gain on sale of business	—	(10,607)
Amortization of debt discount and issuance costs	5,719	7,048
Amortization of discount on investments in debt securities	(7,686)	(4,587)
Other, net	1,179	261
Changes in operating assets and liabilities:
Other assets	(7,605)	8,310
Accounts payable and accrued liabilities	(20,892)	(38,285)
Deferred revenues	27,296	34,246
Net deferred income taxes and other long-term tax liabilities	(25,844)	41,889
Net cash provided by operating activities	291,806	328,897
Cash flows from investing activities:
Proceeds from maturities and sales of marketable securities	2,634,376	2,356,948
Purchases of marketable securities	(1,592,403)	(2,351,738)
Purchases of property and equipment	(18,669)	(18,974)
Other investing activities	(160)	11,748
Net cash provided by (used in) investing activities	1,023,144	(2,016)
Cash flows from financing activities:
Repayment of principal on subordinated convertible debentures	(1,250,009)	—
Proceeds from employee stock purchase plan	7,811	7,997
Repurchases of common stock	(281,597)	(325,759)
Net cash used in financing activities	(1,523,795)	(317,762)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	(590)	1,002
Net (decrease) increase in cash, cash equivalents, and restricted cash	(209,435)	10,121
Cash, cash equivalents, and restricted cash at beginning of period	475,139	241,581
Cash, cash equivalents, and restricted cash at end of period	$265,704	$251,702
Supplemental cash flow disclosures:
Cash paid for interest	$73,971	$58,797
Cash paid for income taxes, net of refunds received	$85,597	$23,662

VERISIGN, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(In thousands, except per share data)
(Unaudited)

	Three Months Ended June 30,
	2018		2017
	Operating Income	Net Income	Operating Income	Net Income
GAAP as reported	$193,010	$128,351	$174,960	$123,100
Adjustments:
Stock-based compensation	13,298	13,298	13,375	13,375
Non-cash interest expense		1,801		3,554
Contingent interest payable on subordinated convertible debentures		—		(3,757)
Loss on debt extinguishment		6,554		—
Tax adjustment		(4,510)		(6,489)
Non-GAAP	$206,308	$145,494	$188,335	$129,783

Revenues	$302,452		$288,552
Non-GAAP operating margin	68.2%		65.3%
Diluted shares		123,200		123,980
Diluted EPS, non-GAAP		$1.18		$1.05

	Six Months Ended June 30,
	2018		2017
	Operating Income	Net Income	Operating Income	Net Income
GAAP as reported	$378,429	$262,614	$350,231	$239,512
Adjustments:
Stock-based compensation	26,276	26,276	25,938	25,938
Unrealized loss on contingent interest derivative on the subordinated convertible debentures		—		893
Non-cash interest expense		5,719		7,048
Contingent interest payable on subordinated convertible debentures		—		(7,566)
Loss on debt extinguishment		6,554		—
Tax adjustment		(23,591)		(17,131)
Non-GAAP	$404,705	$277,572	$376,169	$248,694

Revenues	$601,740		$577,166
Non-GAAP operating margin	67.3%		65.2%
Diluted shares		123,399		124,218
Diluted EPS, non-GAAP		$2.25		$2.00

VERISIGN, INC.
RECONCILIATION OF NON-GAAP ADJUSTED EBITDA
(In thousands)
(Unaudited)

The following table reconciles GAAP net income to non-GAAP Adjusted EBITDA for the periods shown below:

	Three Months Ended June 30,		Four Quarters Ended June 30,
	2018	2017	2018
Net Income	$128,351	$123,100	$480,350
Interest expense	28,792	29,090	147,803
Income tax expense	36,527	36,772	128,554
Depreciation and amortization	12,077	12,070	48,900
Stock-based compensation	13,298	13,375	53,245
Unrealized gain on hedging agreements	(227)	(289)	(293)
Gain (loss) on sale of business	—	(10,607)	186
Loss on debt extinguishment	6,554	—	6,554
Non-GAAP Adjusted EBITDA	$225,372	$203,511	$865,299

VERISIGN, INC.
STOCK-BASED COMPENSATION CLASSIFICATION
(In thousands)
(Unaudited)

The following table presents the classification of stock-based compensation:

	Three Months Ended June 30,		Six Months Ended June 30,
	2018	2017	2018	2017
Cost of revenues	$1,818	$1,802	$3,428	$3,537
Sales and marketing	1,494	1,457	2,942	2,886
Research and development	1,688	1,482	3,409	2,978
General and administrative	8,298	8,634	16,497	16,537
Total stock-based compensation expense	$13,298	$13,375	$26,276	$25,938